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                                                                    Exhibit 99.1

    Certification by the Chief Executive Officer and Chief Financial Officer
          Relating to a Periodic Report Containing Financial Statements

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         I, David C. U'Prichard, Chief Executive Officer, and I, Scott M.
Horvitz, Chief Financial Officer, of 3-Dimensional Pharmaceuticals, Inc., a Delaware corporation (the "Company"), each hereby certify that, based on my knowledge:

         (1) The Company's periodic report containing financial statements on Form 10-Q for the period ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *

CHIEF EXECUTIVE OFFICER                         CHIEF FINANCIAL OFFICER

/s/      David C. U'Prichard                    /s/      Scott M. Horvitz
---------------------------------               --------------------------------
David C. U'Prichard                             Scott M. Horvitz

Date:  November 13, 2002                        Date:  November 13, 2002